SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2011

USMD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-171386	27-2866866
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6333 North State Highway 161, Ste. 200

Irving, Texas 75038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 493-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2011, USMD Holdings, Inc. (“Holdings”) reported that it had entered into an agreement and plan of merger with UANT Ventures, L.L.P. (“Ventures”) and The Medical Clinic of North Texas, P.A. (“MCNT”), pursuant to which a subsidiary of Ventures will merge with and into MCNT and that Holdings contemplated becoming a party to a substantially identical merger agreement with Ventures and Impel Management Services, L.L.C., a related entity of MCNT, that provides management, operational, and administrative services primarily to MCNT. On December 15, 2011, Holdings entered into such an agreement. A copy of the agreement is filed as Exhibit 2.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Merger, by and among USMD Holdings, Inc., UANT Ventures, L.L.P., UANT Acquisition Company No. 2, L.L.C. and Impel Management Services, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USMD HOLDINGS, INC.

Date: December 19, 2011	By:	/s/ Christopher Dunleavy
Christopher Dunleavy
Chief Financial Officer